SHAREHOLDERS' EQUITY (Details 5) - CAD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Numerator
Net (loss) income for the year	$ (18,934)	$ 17,152
Denominator
For basic - weighted average number of shares outstanding	195,968,588	160,189,858
Effect of dilutive securities	0	834,496
For diluted - adjusted weighted average number of shares outstanding	195,968,588	161,024,354
(Loss) Earnings Per Share
Basic	$ (0.10)	$ 0.11
Diluted	$ (0.10)	$ 0.11